EXHIBIT 99.3

Attached is the requested information

EQUITY ONE ORIGINATIONS
-----------------------
Total Sum of SCHEDULE UPB     $160,336,508.74

Total Count of SCHEDULE UPB    1469 Units

BULK ACQUISITIONS
-----------------
Total Sum of SCHEDULE UPB     $341,074,379.78
Total Count of SCHEDULE UPB2   2828 Units

TOTAL                         $501,410,888.52
                               4297 Units